A CONFIDENTIAL PORTION OF THIS EXHIBIT HAS BEEN REPLACED WITH ASTERISKS AND FILED SEPARATELY WITH THE SEC UNDER A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 OR RULE 406.

NVE and Pacesetter Confidential

Amendment No. 2 to Supplier Partnering Agreement

This Amendment No. 2 to Supplier Partnering Agreement dated January 1, 2006 as amended by Amendment No. 1 to Supplier Partnering Agreement dated September 6, 2007 (collectively, the “Agreement”) by and between Pacesetter, Inc. (d/b/a St. Jude Medical CRMD), a St. Jude Medical Company, 15900 Valley View Court, Sylmar, California  91392-9221 (“Buyer”); and NVE Corporation, 11409 Valley View Road, Eden Prairie, MN  55344-3617 (“Seller”) is executed by and between Buyer and Seller.

1. Extension of Term of Agreement.
Section 1 of the Agreement shall be amended so that the term of this Agreement will continue until December 31, 2010.

2. Changes in Unit Price
Attachment 1 of the Agreement shall be amended to reflect a 2010 price of **.

Except as expressly amended above, all other terms and conditions of the Agreement will continue in full force and effect without change or modification.

IN WITNESS OF THIS AGREEMENT, the parties have signed below by their authorized officers:

PACESETTER, INC.	NVE Corporation

By: /s/ JEFF CHATEAU	By: /s/ DANIEL A. BAKER
Jeff Chateau	Daniel A. Baker

Title: V.P, Supply Line	Title: President & CEO

Date: 12-10-09	Date: 12/15/09

Confidential	Page 1	12/9/09